EXHIBIT 3.171
Corporations Section
P.O.Box 13697
Austin, Texas 78711-3697
Phil Wilson Secretary of State
Office of the Secretary of State
The undersigned, as Secretary of State of Texas, does hereby certify that the attached is a true and correct copy of each document on file in this office as described below:
BIG SPRING HOSPITAL CORPORATION
Filing Number: 133735500

Articles Of Incorporation	December 20, 1994

Articles Of Merger	December 30, 1994

Certificate of Assumed Business Name	January 25, 1995

Change Of Registered Agent/Office	May 18, 1996

Change Of Registered Agent/Office	July 14, 1997

Public Information Report (PIR)	December 31, 2002

Change of Registered Agent/Office	July 31, 2003

Change of Registered Agent/Office	November 06, 2003

Public Information Report (PIR)	December 31, 2003

Public Information Report (PIR)	December 31, 2004

Public Information Report (PIR)	December 31, 2005
In testimony whereof, I have hereunto signed my name officially and caused to be impressed hereon the Seal of State at my office in Austin, Texas on July 02, 2007.
/seal/
/s/ Phil Wilson
Phil Wilson Secretary of State

ARTICLES OF INCORPORATION
OF
BIG SPRING HOSPITAL CORPORATION
FILED in the Office of the Secretary of State of Texas
DEC 20 1994
Corporations Section
The undersigned natural person of the age of eighteen years or more, acting as incorporator of a corporation under the Texas Business Corporation Act, does hereby adopt the following Articles of Incorporation for such corporation:
ARTICLE ONE
The name of the Corporation is Big Spring Hospital Corporation.
ARTICLE TWO
The period of its duration is perpetual.
ARTICLE THREE
The purpose for which the Corporation is organized is to engage in the transaction of any or all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.
ARTICLE FOUR
The aggregate number of shares which the Corporation shall have authority to issue is One Thousand (1,000) shares of $.01 par value per share common stock.
ARTICLE FIVE
The Corporation will not commence business until it has received for the issuance of its shares consideration of the value of at least One Thousand Dollars ($1,000), consisting of money, labor done or property actually received.
ARTICLE SIX
The street address of its initial registered office is 100 Congress Avenue, Suite 1100, Austin, Texas 78701, and the name of its initial registered agent at such address is Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company.
ARTICLE SEVEN

The number of directors of the Corporation may be fixed by the Bylaws.
The number of directors constituting the initial board of directors is three (3), and the names and addresses of the persons who are to serve as directors until the first annual meeting of the shareholders or until a successor is elected and qualified are:
Tyree G. Wilburn
155 Franklin Road, Suite 400
Brentwood, TN 37027
Deborah G. Moffett
3707 FM 1960 West, Suite 500
Houston, TX 77068
T. Mark Buford
3707 FM 1960 West, Suite 500
Houston, TX 77068
ARTICLE EIGHT
The name and address of the incorporator is:
Robin J. Payton
414 Union Street, Suite 1600
Nashville, Tennessee 37219
ARTICLE NINE
A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 2.02-1 C of the Texas Business Corporation Act or (iv) for any transaction from which the director derives an improper personal benefit. If the Texas Business Corporation Act is amended hereafter to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Texas Business Corporation Act, as so amended.
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.
ARTICLE TEN

A. Rights to Indemnification. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, or is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Texas Business Corporation Act as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, excise taxes or penalties and amounts paid or to be paid in settlement) incurred or suffered by such indemnitee in connection therewith and such indemnification shall continue with respect to an indemnitee who has ceased to be a director or officer and shall inure to the benefit of the indemnitee’s heirs, executors and administrators; provided, however, that except as provided in paragraph (B) hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding initiated by such indemnitee only if such proceeding was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the Texas Business Corporation Act requires, an advancement of expenses incurred by an indemnitee shall be made only upon delivery to the Corporation of an undertaking (hereinafter an “undertaking”), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a “final adjudication”) that such indemnitee is not entitled to be indemnified for such expenses under this Article or otherwise.
B. Right of Indemnitee to Bring Suit. If a claim under paragraph (A) of this Article is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation (except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days), the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall also be entitled to be paid the expense of prosecuting or defending such suit. In (i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the indemnitee has not met the applicable standard of conduct set forth in the Texas Business Corporation Act. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee has met the applicable standard of conduct set forth in the Texas Business Corporation Act, nor an actual determination by the Corporation (including its

Board of Directors, independent legal counsel or its stockholders) that the indemnitee has not met such applicable standard of conduct, or in the case of such a suit brought by the indemnitee, shall be a defense to such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled under this Article or otherwise to be indemnified, or to such advancement of expenses, shall be on the Corporation.
C. Non-Exclusivity of Rights. The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under these Articles of Incorporation or any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise.
D. Insurance. The Corporation may maintain insurance, at its expense, to protect itself and any indemnitee against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Texas Business Corporation Act.
E. Indemnity of Employees an4 Agents of the Corporation. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article or as otherwise permitted under the Texas Business Corporation Act with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.
ARTICLE ELEVEN
The Bylaws of the Corporation may be altered, amended or repealed or new Bylaws may be adopted by the board of directors.
IN WITNESS WHEREOF, I have hereunto set my hand, this 19th day of December, 1994.
/s/ Robin J. Payton
Robin J. Payton, Incorporator
414 Union Street, Suite 1600
Nashville, Tennessee 37219
STATE OF TENNESSEE )
SS:
COUNTY OF DAVIDSON )
I, /s/ Susan G. Lampley, a notary public do hereby certify that on this 19th day of October, 1994, personally appeared before me, Robin J. Payton being by me first duly sworn, declared that she is the person who signed the foregoing document as incorporator, and that the statements therein contained are true.

/s/ Susan G. Lampley
Notary Public
My commission expires: 9/26/98
(Notarial Seal)

FILED
In the Office of the Secretaryof State of Texas
DEC 30 1994
Corporations Section
ARTICLES OF MERGER
To the Secretary of State of the State of Texas:
Pursuant to the provisions of Article 5.01 and 5 04 of the Texas Business Corporation Act, the undersigned corporations adopt the following articles of merger for the purpose of effecting a merger under the Texas Business Corporation Act
ARTICLE ONE
A Plan of merger adopted in accordance with the provisions of article 5 04 of the Texas Business Corporation act providing for the combination of Scenic Mountain Medical Center, Inc. and Big Spring Hospital Corporation and resulting in Big Spring Hospital Corporation being the surviving corporation
ARTICLE TWO
The name of each of the undersigned corporations and the type of corporation and the laws under which such corporation was organized are.

Name of Corporation	Type	State
Scenic Mountain Medical Clinic, Inc	for profit	Texas

Big Spring Hospital Corporation	for profit	Texas
ARTICLE THREE
The following plan of merger was approved by unanimous written consent of the directors and sole shareholder of Big Spring Hospital Corporation and adopted on December 29, 1994, and by unanimous written consent of the directors and sole shareholder of Scenic Mountain Medical Center, Inc. and adopted on December 29, 1994
Scenic Mountain Medical Center, Inc., an Texas corporation, shall merge into Big Spring Hospital Corporation, an Texas corporation, without any consideration payable to the shareholder of Scenic Mountain Medical Center, Inc. The stock of Scenic Mountain Medical Center, Inc shall be cancelled and the stock of Big Spring Hospital Corporation shall remain outstanding as the shares of the surviving corporation
ARTICLE FOUR

As to each of the undersigned domestic corporations, the approval of whose shareholders is required, the number of outstanding shares of each class or series of stock of such corporation entitled to vote, with other shares or as a class, on the Plan of Merger are as follows:

Name of Corporation	Number of Shares Outstanding	Designation of Class or Series	Number of Shares Entitled to Vote as Class or Senes
Scenic Mountain Medical Clinic, Inc	for profit	common stock	1,000

Big Spring Hospital Corporation	for profit	common stock	1,000
ARTICLE FOUR
The merger will become effective on a delayed date and time of December 31, 1994 at
11:59 pm, or upon filing of these Articles with the Secretary of State for the State of Texas, whichever occurs later, in accordance with the provisions of article 10.03 of the Texas Business Corporation Act
IN WITNESS WHEREOF, the undersigned corporations have caused these articles of merger to be executed in its name by its Senior Vice President and Assistant Secretary, as of the 29th day of December, 1994.
BIG SPRING HOSPITAL CORPORATION
By /s/ Tyree G. Wilburn
Tyree G. Wilburn, Senior Vice President
SCENIC MOUNTAIN MEDICAL CENTER, INC.
By /s/ Tyree G. Wilburn
Tyree G. Wilburn, Senior Vice President

PLAN OF MERGER
This Plan of Merger is prepared pursuant to the provisions of Article 5.04 of Texas Business Corporation Act.
1. The name of the merging corporations are Scenic Mountain Medical Center, Inc. and Big Spring Hospital Corporation Both corporations are organized under the laws of the State of Texas
2. The name of the surviving corporation is Big Spring Hospital Corporation.
3. Each corporation is for profit
4. The terms and conditions of the proposed merger are
Scenic Mountain Medical Center, Inc , an Texas corporation, shall merge into Big Spring Hospital Corporation, an Texas corporation, without any consideration payable to the shareholder of Scenic Mountain Medical Center, Inc
5. The manner and basis of converting the shares of each corporation into shares, obligations or other securities of the surviving or any other corporation or into cash or other property, in whole or in part, is as follows:
The stock of Scenic Mountain Medical Center, Inc. shall be cancelled and the stock of Big Spring Hospital Corporation shall remain outstanding as the shares of the surviving corporation
Dated December 29, 1994
SCENIC MOUNTAIN MEDICAL CENTER, INC.
By /s/ Tyree G. Wilburn
Tyree G. Wilburn
Capacity:
BIG SPRING HOSPITAL CORPORATION
By /s/ Tyree G. Wilburn
Tyree G. Wilburn
Capacity:

TEXAS COMPTROLLER OF PUBLIC ACCOUNTS
JOHN SHARP • COMPTROLLER • AUSTIN, TEXAS 78774
KB/2H17
CERTIFICATION OF ACCOUNT STATUS
THE STATE OF TEXAS
COUNTY OF TRAVIS
I, John sharp, Comptroller of Public Accounts of the State of Texas, DO HEREBY CERTIFY that according to the current records of this office
SCENIC MOUNTAIN MEDICAL CENTER, INC.
is out of business, that all required reports for taxes administered by the Comptroller have been filed and that the taxes due on those reports have been paid. This certificate may be used for the purpose of dissolution, merger or withdrawal.
This certificate is valid through December 31, 1994.
GIVEN UNDER MY HAND AND SEAL OF OFFICE in the City of Austin, this
30th day of December  , 1994 A.D.
/s/ John Sharp
JOHN SHARP
Comptroller of Public Accounts
FILED
In the Office of the Secretary of State of Texas
JAN 25 1995
Corporation Section

ASSUMED NAME CERTIFICATE FOR AN INCORPORATED BUSINESS OR PROFESSION
1. The name of the incorporated business or profession as stated in or comparable document is Big Spring Hospital Corporation
2. The assumed name under which the business or professional service is to be conducted or rendered is Scenic Mountain Medical Center
3. The state, country, or other jurisdiction under the laws of which it was incorporated or associated is Texas, and the address of its registered or similar office in that jurisdiction is 100 Congress Avenue, Suite 1100 Austin, TX 78701
4. The period, not to exceed 10 years, during which the assumed name will be used is 10 years.
5. The corporation is a (circle one): business corporation, non-profit corporation, professional corporation, professional or other association (specify) business corporation
6. If the corporation is required to maintain a registered office in Texas, the address of the
registered office is     100 Congress Avenue, Suite 1100, Austin, TX 78701
and the name of its registered agent at such address is     Corporation Service Company d/b/a CSC-Lawyers Incorporating Service Company
7. If the corporation is not required to or does not maintain a registered office in Texas, the office address in Texas is            N/A
and its office address elsewhere is     1601 West Eleventh Place, Big Spring, TX 79720
8. The county or counties where business or professional services are being or are to be conducted or rendered under such assumed name are (if applicable, use the designation “ALL”): Howard County, Texas and ALL
/s/ Sara Martin-Michels
Notary Commission Expires: /02/V9/
Signature of officer, representative or attorney-in-fact of the corporation
Before me on this 24th day of January, 1995, personally appeared Sara Martin-Michels, Assistant Secretary and acknowledged to me that she executed the foregoing certificate for the purposes therein expressed.
(Notary Seal)
/s/ Beverly Gail Ferguson
Notary Public Williamson County

STATE OF TENNESSEE
Notary Commission Expires 12/14/97

STATEMENT OF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT
To the Secretary of State
State of Texas
FILED
In the Office of the
Secretary of State of Texas
MAY 18 1996
Corporations Section
Pursuant to the provisions of Article 2.10.1 of the Texas Business Corporation Act, the undersigned registered agent, for the corporation named below submits the following statement for the purpose of changing the registered office address for such corporation in the State of Texas:
Charter No. 0133735500
1. The name of the corporation (hereinafter called the “Corporation”) represented by the said registered agent is:
BIG SPRING HOSPITAL CORPORATION
2. The address at which the said registered agent has maintained the registered office for the corporation is
100 Congress Avenue Suite 1100
Austin, Texas 78701
3. The new address at which the said registered agent will hereafter maintain the registered office for the corporation is
400 N. St. Paul
Dallas, Texas 75201
4. Notice of this change of address has been given in writing to the above corporation at least 10 days prior to the date of filing of this Statement.
Dated: May 15, 1996
Corporation Service Company

d/b/a CSC-Lawyers Incorporating Service Company
/s/ John H. Pelletier
John H. Pelletier, Assistant Vice President
FILED
In the Office of the
Secretary of State of Texas
JUL 14 1997
Corporations Section
1337355
FILED
In the Office of the Secretary of State
State of Texas
JUL 14 1997
Corporations Section
STATEMENT OF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT
To the Secretary of State
State of Texas
Pursuant to the provisions of Article 2.10.1 of the Texas Business Corporation Act, the undersigned registered agent, for the corporation named below submits the following statement for the purpose of changing the registered office address for such corporation in the State of Texas:
Charter No. See attached list
1. The name of the corporation (hereinafter called the “Corporation”) represented by the said registered agent is:
See attached list
2. The address at which the said registered agent has maintained the registered office for the corporation is

400 N. St. Paul
Dallas, Texas 75201
3. The new address at which the said registered agent will hereafter maintain the registered office for the corporation is
800 Brazos
Austin, Texas 78701
4. Notice of this change of address has been given in writing to the above corporation at least 10 days prior to the date of filing of this Statement.
Dated: July 11, 1997
Corporation Service Company
d/b/a CSC-Lawyers Incorporating Service Company
John H. Pelletier, Assistant Vice President
Filing fee $15.00

DATE: 07/23/97
FILE            FILE
STATE OF TEXAS
OFFICE OF THE SECRETARY OF STATE
PRENTICE HALL REGISTERED AGENT EXTRACT            PAGE NO:

FILE TYPE	FILE NO.	STATUS	CORPORATION	NAME & AGENT	ADDRESS	CITY	ZIP
00	01332533	A	MEDICAL CITY DALLAS HOSPITAL, INC.	THE PRENTICE HALL CORP SYST+	400 N. ST. PAUL ST.	DALLAS	75201

00	01333657	A	HTI ROUND ROCK CLINICS, INC.	THE PRENTICE HALL CORP SYST+	400 N. ST. PAUL ST.	DALLAS	75201

00	01333659	A	LONGVIEW REGIONAL PHYSICIAN HOSPITAL ORGANIZATION, INC.	THE PRENTICE HALL CORP SYST+	400 N. ST. PAUL ST.	DALLAS	75201

00	01334253	A	FAITH MANAGEMENT SYSTEMS, INC.	THE PRENTICE HALL CORP SYST+	400 N. ST. PAUL ST.	DALLAS	75201

00	01334334	A	BLAIR HEALTHCARE MANAGEMENT & CONSULTING, INC.	PRENTICE HALL CORPORATION SYSTEM, I	400 N. ST. PAUL ST.	DALLAS	75201

00	01334368	A	LAURENT/YUNKES PROPERTIES, INC.	PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL ST.	DALLAS	75201

00			CORPORATION SERVICE COMPANY D/6/A+.	PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL ST.	DALLAS	75201

00	01335630	A	GOLDEN ARCH OF TEXAS, INC.	PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL ST.	DALLAS	75201

00	01336002	A	MAXUM HEALTH SERVICES OF ARLINGTON, INC.	PRENTICE-HALL CORPORATION	400 N. ST. PAUL ST.	DALLAS	75201

00	01336137	A	BEST BLINDS, INC.	PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL ST.	DALLAS	75201

00				PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL ST.	DALLAS	75201

FILE TYPE	FILE NO.	STATUS	CORPORATION	NAME & AGENT	ADDRESS	CITY	ZIP
00	01336230	A	JGW ENTERPRISES, INC.	CORPORATION SERVICE COMPANY D/8/A+	400 N. ST. PAUL ST.	DALLAS	75201

00	01336281	A	CORETECH, INC.	CORPORATION SERVICE COMPANY D/3/A+	400 N. ST. PAUL ST.	DALLAS	75201

00	01336654	A	EXPRESS SAND AND GRAVEL INC.	CORP SERVICE CO DBA CSC-LAWYERS	400 N. ST. PAUL ST.	DALLAS	75201

00				PRENTICE HALL CORPORATION SYSTEM	400 NORTH ST. PAUL	DALLAS	75201

00	01337355	A	BIG SPRING HOSPITAL CORPORATION	CORPORATION SERVICE COMPANY	400 N. ST. PAUL ST.	DALLAS	75201

00	01337372	A	RIO GRANDE REGIONAL HOSPITAL, INC.	PRENTICE HALL CORPORATION SYSTEM	400 N. ST. PAUL ST.	DALLAS	75201

a. T Code ☑ 13196 Franchise ☐ 16196 Bank
02326141033
b. Do not write in the space above
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
c. Taxpayer identification number 1-75-2682017-4
d. Report year 02
MUST be filed with your Corporation Franchise Tax Report
e. PIR / IND ☐ 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. Item K on Franchise 01337355 Tax Report form, Page 1
Corporation name and address Big Spring Hospital Corporation
155 Franklin Road, Suite 400, Brentwood, TN 37027
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE. Please sign below
If preprinted information is not correct, please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
1601 West Eleventh Place, Big Spring, TX 79720
SECTION A Name, title and mailing address of each officer and director, Use additional sheets, if necessary.
NAME SEE STMT 3      TITLE      DIRECTOR ☐ YES      Social Security No. (Optional)

MAILING ADDRESS           Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number     Percentage Interest
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number     Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.
Name of owning (patent) corporation CHS Holdings Corp.
State of incorporation NY
Texas S.O.S. file number N/A
Percentage interest100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: Corporation Service Company
Office 800 Brazos Street, Austin TX 78701
☐ Check here if you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of m knowledge and belief and that a copy of this report has been mailed toeach person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.
sign here Officer, director or other authorized person /s/ T. Mark Buford 11/15/02
Title Vice Pres. and Controller     Date     Daytime phone (Area code and number)     615/373-9600
02326141033
STATEMENT 3
Big Spring Hospital Corporation

Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Portacci, Michael T.	President and CEO	Yes	155 Franklin Road. Suite 400, Brentwood. Tennessee 37027

Cash, W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Seifert, Rachel A.	S.V.P. and Secretary	Yes	155 Franklin Road. Suite 400, Brentwood, Tennessee 37027

Schweinhart, Martin	G. S.V.P., Operations	No	155 Franklin Road, Suite 400. Brentwood, Tennessee 37027

Hardison, Robert E.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Parsons, Linda K.	V.P , Human Resources	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Lipp, Carolyn S.	S.V.P., Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P., Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Carlton Larry	Asst. V.P., Revenue Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Connelly, Sherry A.	Asst. Secretary	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027
Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697

(Form 408)
Filed in the Office of the Secretary of State of Texas
Filing #: 142527600 07/31/2003
Document #: 39207690484
Image Generated Electronically for Web Filing
STATEMENT OF CHANGE OF ADDRESS OF REGISTERED AGENT
1. The name of the entity represented is
BIG SPRING HOSPITAL CORPORATION
The entity’s filing number is 133735500
2. The address at which the registered agent has maintained the registered office address for such entity is: (Please provide street address, city, state and zip code presently shown in the records of the Secretary of State.)
800 Brazos Austin, Texas 78701
3. The address at which the registered agent will hereafter maintain the registered office address for such entity is: (Please provide street address, city, state and zip code. The address must be in Texas.)
701 Brazos Street, Suite 1050, Austin, Texas 78701
4. Notice of the change of address has been given to said entity in writing at least 10 business days prior to the submission of this filing.
Date: 07/31/03
Corporation Service Company
d/b/a CSC-Layers Incorporating Service Company
Name of Registered Agent
John H. Pelletier, Asst. VP
Signature of Registered Agent
FILING OFFICE COPY

Office of the Secretary of State
Corporations Section
P.O. Box 13697
Austin, Texas 78711-3697
FILED
In the Office of the Secretary of State of Texas
NOV 06 2003
Corporations Section
CHANGE OF REGISTERED AGENT/REGISTERED OFFICE
1. The name of the entity is BIG SPRING HOSPITAL CORPORATION and the file number issued to the entity by the secretary of state is 133735500
2. The entity is: (Check one.)
☑ a business corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, as provided by the Texas Business Corporation Act.
☐ a non-profit corporation, which has authorized the changes indicated below through its board of directors or by an officer of the corporation so authorized by its board of directors, or through its members in whom management of the corporation is vested pursuant to article 2.14C, as provided by the Texas Non-Profit Corporation Act.
☐ a limited liability company, which has authorized the changes indicated below through its members or managers, as provided by the Texas Limited Liability Company Act.
☐ a limited partnership, which has authorized the changes indicated below through its partners, as provided by the Texas Revised Limited Partnership Act.
☐ an out-of-state financial institution, which has authorized the changes indicated below in the manner provided under the laws governing its formation.
3. The registered office address as PRESENTLY shown in the records of the Texas secretary of state is 701 Brazos Street, Suite 1050, Austin, TX 78701
4. ☑ A. The address of the NEW registered office is: (Please provide street address, city, state and zip code. The address must be in Texas.)
1614 Sidney Baker Street, Kerrville, TX 78028

OR ☐ B. The registered office address will not change.
5. The name of the registered agent as PRESENTLY shown in the records of the Texas secretary of state is            Corporation Service Company
6. ☑ A. The name of the NEW registered agent is            National Registered Agents, Inc.
OR ☐ B. The registered agent will not change.
7. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.
By: /s/ Kimberly A. Wright ASST. SEC.
(A person authorized to sign on behalf of the entity)
INSTRUCTIONS
1. It is recommended that you call (512) 463-5555 to verify the information in items 3 and 5 as it currently appears on the records of the secretary of state before submitting the statement for filing. You also may e-mail an inquiry to corpinfo@sos.state.tx.us. As information on out-of-state financial institutions is maintained on a separate database, a financial institution must call (512) 463-5701 to verify registered agent and registered office information. If the information on the form is inconsistent with the records of this office, the statement will be returned.
2. You are required by law to provide a street address in item 4 unless the registered office is located in a city with a population of 5,000 or less. The purpose of this requirement is to provide the public with notice of a physical location at which process may be served on the registered agent. A statement submitted with a post office box address or a lock box address will not be filed.
3. An authorized officer of the corporation or financial institution must sign the statement. In the case of a limited liability company, an authorized member or manager of a limited liability company must sign the statement. A general partner must sign the statement on behalf of a limited partnership. A person commits an offense under the Texas Business Corporation Act, the Texas Non-Profit Corporation Act or the Texas Limited Liability Company Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.
4. Please attach the appropriate fee:

Business Corporation	$15.00
Financial Institution, other than Credit Unions	$15.00
Financial Institution that is a Credit Union	$5.00
Non-Profit Corporation	$5.00
Limited Liability Company	$10.00
Limited Partnership	$50.00

Personal checks and MasterCard®, Visa®, and Discover® are accepted in payment of the filing fee. Checks or money orders must be payable through a U.S. bank or other financial institution and made payable to the secretary of state. Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.
5. Two copies of the form along with the filing fee should be mailed to the address shown in the heading of this form. The delivery address is: Secretary of State, Statutory Filings Division, Corporations Section, James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. We will place one document on record and return a file stamped copy, if a duplicate copy is provided for such purpose. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.

a. T Code ☑ 13196 Franchise ☐ 16196 Bank
b. Do not write in the space above
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
c. Taxpayer identification number 1-75-2574581-0
d. Report year 03
MUST be filed with your Corporation Franchise Tax Report
e. PIR / IND ☐ 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. Item K on Franchise 0133735500
Tax Report form, Page 1
Corporation name and address            Big Spring Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE. Please sign below
If preprinted information is not correct, please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
1601 West Eleventh Place, Big Spring, TX 79720
SECTION A Name, title and mailing address of each officer and director, Use additional sheets, if necessary.

NAME SEE STMT 3     TITLE      DIRECTOR ☐ YES     Social Security No. (Optional)
MAILING ADDRESS          Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.
Name of owned (subsidiary) corporation            State of incorporation            Texas S.O.S. file number Percentage Interest
Name of owned (subsidiary) corporation            State of incorporation            Texas S.O.S. file number Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation	CHS Holdings Corp
State of incorporation	NY
Texas S.O:S: file number	N/A
Percentage interest	100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: Corporation Service Comp
Office 800 Brazos Street, Austin TX 78701
☐ Check here if you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of m knowledge and belief and that a copy of this report has been mailed toeach person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.
Title Vice Pres. and Controller            Date            Daytime phone (Area code and number) 615/373-9600
sign here Officer, director or other authorized person /s/ T. Mark Buford

STATEMENT 3 03323242873
Big Spring Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Portacci, Michael T.	President and CEO	Yes	155 Franklin Road. Suite 400, Brentwood. Tennessee 37027

Cash, W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Seifert, Rachel A.	S.V.P. and Secretary	Yes	155 Franklin Road. Suite 400, Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	155 Franklin Road, Suite 400. Brentwood, Tennessee 37027

Hardison, Robert E.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Parsons, Linda K.	V.P , Human Resources	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Lipp, Carolyn S.	S.V.P., Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P., Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Carlton, Larry	Asst. V.P., Revenue Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Connelly, Sherry	Asst. Secretary	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

a. T Code ☑ 13196 Franchise ☐ 16196 Bank
b. Do not write in the space above
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
c. Taxpayer identification number 1-75-2574581-0
d. Report year 04
MUST be filed with your Corporation Franchise Tax Report
e. PIR / IND ☐ 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. Item K on Franchise 0133735500
Tax Report form, Page 1
Corporation name and address            Big Spring Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE. Please sign below
If preprinted information is not correct, please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
1601 West Eleventh Place, Big Spring, TX 79720
SECTION A Name, title and mailing address of each officer and director, Use additional sheets, if necessary.

NAME SEE STMT 3      TITLE      DIRECTOR ☐ YES     Social Security No. (Optional)
MAILING ADDRESS           Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number Percentage Interest
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation	CHS Holdings Corp
State of incorporation	NY
Texas S.O:S: file number	N/A
Percentage interest	100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street Kerrville TX 78028
☐ Check here if you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of m knowledge and belief and that a copy of this report has been mailed toeach person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.
Title Vice Pres. and Controller     Date 11.11.04     Daytime phone (Area code and number) 615/373-9600
sign here Officer, director or other authorized person /s/ T. Mark Buford

STATEMENT 3     04329160966
Big Spring Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Portacci, Michael T.	President and CEO	Yes	155 Franklin Road. Suite 400, Brentwood. Tennessee 37027

Cash, W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Seifert, Rachel A.	S.V.P. and Secretary	Yes	155 Franklin Road. Suite 400, Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	155 Franklin Road, Suite 400. Brentwood, Tennessee 37027

Hawkins, Kenneth D.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Parsons, Linda K.	V.P , Human Resources	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Lipp, Carolyn S.	S.V.P., Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P., Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Carlton, Larry	Asst. V.P., Revenue Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Connelly, Sherry	Asst. Secretary	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

a. T Code ☑ 13196 Franchise ☐ 16196 Bank
b. Do not write in the space above
TEXAS FRANCHISE TAX
PUBLIC INFORMATION REPORT
c. Taxpayer identification number 1-75-2574581-0
d. Report year 05
MUST be filed with your Corporation Franchise Tax Report
e. PIR / IND ☐ 1, 2, 3, 4
Secretary of State file number or, if none, Comptroller unchartered number
g. Item K on Franchise 0133735500
Tax Report form, Page 1
Corporation name and address     Big Spring Hospital Corporation
155 Franklin Road, Suite 400
Brentwood, TN 37027
The following information MUST be provided for the Secretary of State (S.O.S.) by each corporation or limited liability company that files a Texas Corporation Franchise Tax Report. The information will be available for public inspection.
“SECTION A” MUST BE COMPLETE AND ACCURATE. Please sign below
If preprinted information is not correct, please type or print the correct information.
☐ Check here if there are currently no changes to the information preprinted in Sections A, B, and C of this report.
Corporation’s principal office
155 Franklin Road, Suite 400, Brentwood, TN 37027
Principal place of business
1601 West Eleventh Place, Big Spring, TX 79720
SECTION A Name, title and mailing address of each officer and director, Use additional sheets, if necessary.

NAME SEE STMT 3     TITLE     DIRECTOR ☐ YES     Social Security No. (Optional)
MAILING ADDRESS          Expiration date (mm-dd-yyyy)
SECTION B. List each corporation or limited liability company, if any, in which this reporting company or limited liability company owns an interest of ten percent (10%) or more. Enter the information requested for each corporation. Use additional sheets if necessary.
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number Percentage Interest
Name of owned (subsidiary) corporation     State of incorporation     Texas S.O.S. file number Percentage Interest
SECTION C. List each corporation or limited liability company, if any, that owns an interest of ten percent (10%) or more in this reporting corporation or limited liability company. Enter the information requested for each corporation or limited liability company. Use additional sheets, if necessary.

Name of owning (parent) corporation	CHS Holdings Corp
State of incorporation	NY
Texas S.O:S: file number	N/A
Percentage interest	100.0000
Registered agent and registered office currently on file. (Changes must be filed separately with the Secretary of State.)
Agent: National Registered Agents, Inc.
Office 1614 Sidney Baker Street Kerrville TX 78028
☐ Check here if you need forms to change this information.
I declare that the information in this document and any attachments is true and correct to the best of m knowledge and belief and that a copy of this report has been mailed toeach person named in this report who is an officer or director and who is not currently employed by this corporation or limited liability company or a related corporation.
Title Vice Pres. and Controller     Date NOV 15 1005     Daytime phone (Area code and number) 615/373-9600
sign here Officer, director or other authorized person /s/ T. Mark Buford

STATEMENT 3     04329160966
Big Spring Hospital Corporation
Texas Franchise Tax Public Information Report
Section A — Officers and Directors

NAME	TITLE	DIRECTOR	MAILING ADDRESS
Portacci, Michael T.	President and CEO	Yes	155 Franklin Road. Suite 400, Brentwood. Tennessee 37027

Cash, W. Larry	Exec. V.P. and CFO	Yes	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Seifert, Rachel A.	S.V.P. and Secretary	Yes	155 Franklin Road. Suite 400, Brentwood, Tennessee 37027

Schweinhart, Martin G.	S.V.P., Operations	No	155 Franklin Road, Suite 400. Brentwood, Tennessee 37027

Hardison, Robert E.	S.V.P., Acquisitions and Development	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Doucette, James W.	V.P., Finance and Treasurer	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Buford, T. Mark	V.P. and Controller	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert A.	V.P., Administration	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Parsons, Linda K.	V.P , Human Resources	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Lipp, Carolyn S.	S.V.P., Quality and Resource Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Horrar, Robert O.	Asst. V.P., Business Development and Managed Care	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Carlton, Larry	Asst. V.P., Revenue Management	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027

Mori, Sherry	Asst. Secretary	No	155 Franklin Road, Suite 400, Brentwood, Tennessee 37027